UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     0-10971                52-1508198
------------------------------       ----------------       -------------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                    20036
---------------------------------------                 ------------
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------


                                 Not Applicable
                                -----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01         Completion of Acquisition or Disposition of Assets
                  --------------------------------------------------

On July 29, 2005, Abigail Adams National Bancorp, Inc. (NASDAQ:AANB) completed its acquisition of Consolidated Bank & Trust Company as contemplated by the Agreement and Plan of Merger by and between Abigail Adams National Bancorp, Inc. and Consolidated Bank & Trust Company, dated February 10, 2005 (the "Agreement'). Under the terms of the Agreement, each share of Consolidated Bank & Trust Company common stock converted into the right to receive 0.534 shares of Abigail Adams National Bancorp, Inc. common stock. The aggregate merger consideration was approximately 139,100 shares of Abigail Adams National Bancorp, Inc. common stock. The transaction was valued at approximately $ 2.5 million.

This current report on Form 8-K/A is being filed to amend the initial report on Form 8-K filed with the Securities and Exchange Commission by Abigail Adams National Bancorp, Inc. on August 2, 2005 for purposes of including the financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)  Financial Statements of businesses acquired.

     (i) The Audited Statements of Financial Condition, Statements of Operations, Statements of Shareholders' Equity and Statements of Cash Flows for the years ended December 31, 2004 and 2003 of Consolidated Bank & Trust Company are incorporated herein by reference by Exhibit 99.1.

     (ii) The Unaudited Statements of Financial Condition, Statement of Operations, Statements of Shareholders' Equity and Statements of Cash Flows for the period ended June 30, 2005 of Consolidated Bank & Trust Company are attached hereto as Exhibit 99.2.

(b)  Pro forma financial information.

     (i) The Unaudited Pro Forma Condensed Consolidated Financial Statements at and for the period ended June 30, 2005 are attached hereto as Exhibit 99.3.

(c)  Exhibits.

          The following Exhibits are attached as part of this report:

          99.1 Audited Financial Statements of Consolidated Bank & Trust Company (incorporated by reference to Exhibit 99.1 to Abigail Adams National Bancorp, Inc.'s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 18, 2005 (Commission File No. 000- 10971)

          99.2 Unaudited Financial Statements of Consolidated Bank & Trust Company for the period ended June 30, 2005.

          99.3 Unaudited Pro Forma Condensed Consolidated Financial Statements at and for the period ended June 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: October 11, 2005              By:   /s/ Karen Troutman
                                          -----------------------------
                                              Karen Troutman
                                              Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit No.                      Description
  ------------                     -----------

     99.1 Audited Financial Statements of Consolidated Bank & Trust Company (incorporated by reference to Exhibit 99.1 to Abigail Adams National Bancorp, Inc.'s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 18, 2005 (Commission File No. 000- 10971)

     99.2 Unaudited Financial Statements of Consolidated Bank & Trust Company for the period ended June 30, 2005.

     99.3 Unaudited Pro Forma Condensed Consolidated Financial Statements at and for the period ended June 30, 2005.